U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): May 30, 1997


                     Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


   Florida               1-11968             65-0142837
  (State of            (Commission         (IRS Employer
Incorporation)         File Number)     Identification Number)




      18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625



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Item 5.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of May 30, 1997 the registrant's certifying accountants have dissolved their partnership. The registrant has retained their primary accountant who formed a new company, Goldberg, Pershes and Company, P.A.

Weinberg, Pershes and Company, P.A. had previously reported on the financial statements of the registrant for 1996. None of those reports contained an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope or accounting principles. The registrant and Weinberg, Pershes and Company have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Weinberg, Pershes and Company, P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The registrant has provided Weinberg, Pershes and Company, P.A. with a copy of this report simultaneously with the filing hereof and requested it to furnish a letter addressed to the Securities and Exchange Commission as required by
Item 304(a) of Regulation S-B.


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                       S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 11, 1997


                    By:    //John L. Gardner
                           ________________________________
                           John L. Gardner, President